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                                                  (RIVERSOURCE INVESTMENTS LOGO)

                   PROSPECTUS SUPPLEMENT DATED MARCH 25, 2009*

Fund                                                            Prospectus date           Form #
RiverSource Balanced Fund                                         Nov. 28, 2008        S-6326-99 AD
RiverSource Diversified Bond Fund                                 Oct. 30, 2008        S-6495-99 AC
RiverSource Limited Duration Bond Fund                           Sept. 29, 2008         S-6265-99 H
RiverSource Strategic Allocation Fund                             Nov. 28, 2008        S-6141-99 AE



The "Portfolio Manager(s)" section under "Fund Management and
Compensation -- Investment Manager" section is revised as follows:

Effective immediately, Jamie Jackson no longer serves as portfolio manager to the Fund.

The biography for Todd White is revised as follows:

Todd White, Portfolio Manager

-   Managed the Fund since 2008.

-   Leader of the liquid assets sector team.

-   Joined RiverSource Investments in 2008.

- Managing Director, Global Head of the Asset-Backed and Mortgage-Backed Securities businesses, and North American Head of the Interest Rate business, HSBC, 2004 to 2008; Managing Director and Head of Business for Mortgage Pass-Through and Options, Lehman Brothers, 2000 to 2004.

-   Began investment career in 1986.

-   BS, Indiana University.

The paragraph following the listing of portfolio managers is revised as follows:

The fixed income department of RiverSource Investments is divided into six specialized teams (sector teams), each focused on a specific sector of the fixed income market: leveraged debt group, liquid assets, high yield fixed income, investment grade credit, municipal bonds, and global fixed income. Each sector team includes a portfolio manager or portfolio managers and several analysts that select securities and other fixed income instruments within the sector. The Fund's portfolio managers lead or are members of one of these sector teams and also serve on a strategy committee responsible for implementation of the Fund's overall investment strategy, including determination of the Fund's sector allocation and portfolio duration.

The rest of this section remains the same.

S-6265-4 A (3/09)
* Valid until next prospectus update.